UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 25, 2023
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders ("Annual Meeting") of Exelon Corporation was held on April 25, 2023. Shareholders of record as of March 1, 2023, were entitled to receive notice and vote at the Annual Meeting.

At the Annual Meeting, the shareholders:

•Elected each of the 8 director nominees to the Board of Directors for a one-year term,
•Ratified the appointment of PricewaterhouseCoopers LLP as Exelon's independent auditor for 2023,
•Approved, on an advisory basis, the compensation of the named executive officers as disclosed in Exelon's 2023 Proxy Statement, and
•Approved, on an advisory basis, including an advisory vote on executive compensation every year.

The following tables present the votes cast with respect to each item of business properly presented at the meeting.

1.Election of Directors

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Anthony Anderson	768,072,149	36,241,270	1,427,594	70,685,445
Paul Bowers	790,108,863	14,124,950	1,507,200	70,685,445
Calvin G. Butler, Jr.	800,423,425	3,800,895	1,516,693	70,685,445
Marjorie Rodgers Cheshire	790,238,410	13,797,568	1,705,035	70,685,445
Linda Jojo	790,278,524	14,025,380	1,437,109	70,685,445
Charisse Lillie	799,495,338	4,728,737	1,516,938	70,685,445
Matthew Rogers	800,487,918	3,772,745	1,480,350	70,685,445
John Young	782,368,935	21,895,268	1,476,810	70,685,445

2.Ratification of Independent Auditor

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
821,802,292	53,315,386	1,308,780	N/A

3.Advisory Vote to Approve Compensation of our Named Executive Officers (Say-on-Pay)

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
739,323,941	51,498,086	14,918,986	70,685,445

4.Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation (Say-on-Frequency)

FOR 1 YEAR	FOR 2 YEARS	FOR 3 YEARS	ABSTAIN
793,915,819	1,976,944	7,218,506	2,629,744

Based on its recommendation to shareholders in favor of an annual vote and the vote of approximately 98.9% of Exelon's shares in favor of an annual vote, the Exelon board of directors has decided to continue to hold the advisory vote on executive compensation annually until the next required vote on the frequency of shareholder votes on the compensation of executives.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Carter Culver
Carter Culver
Senior Vice President and Deputy General Counsel
Exelon Corporation

April 27, 2023

EXHIBIT INDEX

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)